UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2013

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2013, Loral Space & Communications Inc. ("Loral") entered into Amendment No. 2 ("Amendment No. 2") to the Purchase Agreement dated June 26, 2012 (as amended, the "Purchase Agreement") with Space Systems/Loral, LLC (formerly known as Space Systems/Loral, Inc., "SS/L"), MacDonald, Dettwiler and Associates Ltd. ("MDA") and MDA Communications Holdings, Inc. ("MDA Holdings"), pursuant to which Purchase Agreement Loral sold its former subsidiary, SS/L, to MDA Holdings on November 2, 2012.

Under the terms of the Purchase Agreement, Loral is obligated to indemnify SS/L for all Covered Litigation Costs and any Covered Litigation Damages (as such terms are defined in the Purchase Agreement) relating to the lawsuit with ViaSat, Inc. ("ViaSat"), subject to certain capped cost-sharing by SS/L. Pursuant to Amendment No. 2, the parties agreed to modify SS/L’s capped cost-sharing obligations and also to defer to March 31, 2014 the due date of the principal payment from MDA to Loral of $33.7 million due originally on March 31, 2013 under the $101 million promissory note from MDA to Loral that Loral received at closing of the sale of SS/L (the "Land Note"), with an increase in the interest rate applicable to this tranche of the Land Note from 1.0% to 1.5% effective as of April 1, 2013.

Loral continues to retain control of the defense of the lawsuit against SS/L and Loral by ViaSat as well as SS/L’s counterclaims against ViaSat in that lawsuit, and, although no assurance can be provided, Loral continues to believe that this lawsuit will not have a material adverse effect on Loral's financial position or results of operations.

The foregoing summary of Amendment No. 2 and the amendments to the Land Note is qualified in its entirety by reference to the full text of Amendment No. 2 and the Amended and Restated Promissory Note, dated as of March 28, 2013, by and between MDA, as maker and Loral, as payee, copies of which are attached to this report as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 2 to Purchase Agreement dated March 28, 2013 by and among Loral Space & Communications Inc., Space Systems/Loral, LLC, MacDonald, Dettwiler and Associates Ltd. and MDA Communications Holdings, Inc.

10.2 Amended and Restated Promissory Note, dated as of March 28, 2013, by and between MacDonald, Dettwiler and Associates Ltd., as maker, and Loral Space & Communications Inc., as payee

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

April 3, 2013	By:	Avi Katz

Name: Avi Katz
Title: President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2 to Purchase Agreement dated March 28, 2013 by and among Loral Space & Communications Inc., Space Systems/Loral, LLC, MacDonald, Dettwiler and Associates Ltd. and MDA Communications Holdings, Inc.
10.2	Amended and Restated Promissory Note, dated as of March 28, 2013, by and between MacDonald, Dettwiler and Associates Ltd., as maker, and Loral Space & Communications Inc., as payee